Exhibit 99.1

M/I HOMES, INC.,

COMPUTERSHARE SHAREHOLDER SERVICES, INC. AND COMPUTERSHARE TRUST

COMPANY, N.A.,

AS DEPOSITARY,

AND

THE HOLDERS FROM TIME TO TIME OF

THE DEPOSITARY RECEIPTS DESCRIBED HEREIN

RELATING TO 9.75% SERIES A PREFERRED SHARES

DEPOSIT AGREEMENT

Dated as of March     , 2007

TABLE OF CONTENTS

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ARTICLE I

DEFINITIONS

ARTICLE II

FORM OF RECEIPTS, DEPOSIT OF SHARES,
EXECUTION AND DELIVERY, TRANSFER,
SURRENDER AND REDEMPTION OF RECEIPTS

SECTION 2.1.	Form and Transfer of Receipts	2
SECTION 2.2.	Deposit of Preferred Shares; Execution and Delivery of Receipts in Respect Thereof	4
SECTION 2.3.	Registration of Transfer of Receipts	4
SECTION 2.4.	Split-ups and Combinations of Receipts; Surrender of Receipts and Withdrawal of Preferred Shares	4
SECTION 2.5.	Limitations on Execution and Delivery, Transfer, Surrender and Exchange of Receipts	5
SECTION 2.6.	Lost Receipts, etc.	6
SECTION 2.7.	Cancellation and Destruction of Surrendered Receipts	6
SECTION 2.8.	Redemption of Preferred Shares	6
SECTION 2.9.	CSS Bank Account Disclosure	7

ARTICLE III

CERTAIN OBLIGATIONS OF HOLDERS OF RECEIPTS AND THE COMPANY

SECTION 3.1.	Filing Proofs, Certificates and Other Information	8
SECTION 3.2.	Payment of Taxes or Other Governmental Charges	8
SECTION 3.3.	Warranty as to Preferred Shares	8

ARTICLE IV

THE DEPOSITED SECURITIES; NOTICES

SECTION 4.1.	Cash Distributions	8
SECTION 4.2.	Distributions Other than Cash, Rights, Preferences or Privileges	8
SECTION 4.3.	Subscription Rights, Preferences or Privileges	9
SECTION 4.4.	Notice of Dividends, etc.; Fixing Record Date for Holders of Receipts	10
SECTION 4.5.	Voting Rights	10

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SECTION 4.6.	Changes Affecting Deposited Securities and Reclassifications, Recapitalizations, etc.	10
SECTION 4.7.	Delivery of Reports	11
SECTION 4.8.	List of Receipt Holders	11

ARTICLE V

THE DEPOSITARY, THE DEPOSITARY’S AGENTS, THE REGISTRAR AND THE COMPANY

SECTION 5.1.	Maintenance of Offices, Agencies and Transfer Books by the Depositary; Registrar	11
SECTION 5.2.	Prevention of or Delay in Performance by the Depositary, the Depositary’s Agents, the Registrar or the Company	12
SECTION 5.3.	Obligation of the Depositary, the Depositary’s Agents, the Registrar and the Company	12
SECTION 5.4.	Resignation and Removal of the Depositary; Appointment of Successor Depositary	14
SECTION 5.5.	Corporate Notices and Reports	15
SECTION 5.6.	Indemnification by the Company	15
SECTION 5.7.	Charges and Expenses	15
SECTION 5.8.	Tax Compliance	15

ARTICLE VI

AMENDMENT AND TERMINATION

SECTION 6.1.	Amendment	16
SECTION 6.2.	Termination	16
ARTICLE VII

MISCELLANEOUS
SECTION 7.1.	Counterparts	17
SECTION 7.2.	Exclusive Benefit of Parties	17
SECTION 7.3.	Invalidity of Provisions	17
SECTION 7.4.	Notices	17
SECTION 7.5.	Appointment of Registrar	18
SECTION 7.6.	Holders of Receipts Are Parties	19
SECTION 7.7.	Governing Law	18
SECTION 7.8.	Inspection of Deposit Agreement	18
SECTION 7.9.	Headings	18

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DEPOSIT AGREEMENT, dated as of March     , 2007, among M/I HOMES, INC., an Ohio corporation (the “Company”), COMPUTERSHARE SHAREHOLDER SERVICES, INC., a Delaware corporation and its wholly-owned subsidiary, COMPUTERSHARE TRUST COMPANY, N.A. (individually “CSS” and the “Trust Company,” respectively, or collectively the “Depositary”), and the holders from time to time of the Receipts described herein.

WHEREAS, it is desired to provide, as hereinafter set forth in this Deposit Agreement, for the deposit of Preferred Shares of the Company with the Depositary for the purposes set forth in this Deposit Agreement and for the issuance hereunder of Receipts evidencing Depositary Shares in respect of the Preferred Shares so deposited; and

WHEREAS, the Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Deposit Agreement;

NOW, THEREFORE, in consideration of the promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

The following definitions shall, for all purposes, unless otherwise indicated, apply to the respective terms used in this Deposit Agreement:

“Deposit Agreement” shall mean this Deposit Agreement, as amended or supplemented from time to time.

“Depositary” shall have the meaning set forth in the preamble hereto and any successor as Depositary hereunder.

“Depositary Shares” shall mean Depositary Shares, each representing 1/1,000 of a Preferred Share and evidenced by a Receipt.

“Depositary’s Agent” shall mean one or more agents appointed by the Depositary pursuant to Section 5.1 and shall include the Registrar if such Registrar is not the Depositary.

“Depositary’s Office” shall mean any office of the Depositary at which at any particular time its depositary receipt business shall be administered.

“Preferred Shares” shall mean the Company’s 9.75% Series A Preferred Shares, par value $0.01 per share.

“Receipt” shall mean one of the Depositary Receipts, substantially in the form set forth as Exhibit A hereto, issued hereunder, whether in definitive or temporary form and evidencing the number of Depositary Shares held of record by the record holder of such Depositary Shares. If the context so requires, the term “Receipt” shall be deemed to include the DTC Receipt (as defined in Section 2.1(c) hereof).

“record holder” or “holder” as applied to a Receipt shall mean the person in whose name a Receipt is registered on the books of the Depositary maintained for such purpose.

“Registrar” shall mean the Depositary or such other bank or trust company which shall be appointed to register ownership and transfers of Receipts as herein provided.

“Securities Act” shall mean the Securities Act of 1933, as amended.

ARTICLE II

FORM OF RECEIPTS, DEPOSIT OF SHARES,

EXECUTION AND DELIVERY, TRANSFER,

SURRENDER AND REDEMPTION OF RECEIPTS

SECTION 2.1. Form and Transfer of Receipts. The Company and the Depositary shall make application to The Depository Trust Company (“DTC”) for acceptance of all or a portion of the Receipts for its book-entry settlement system. The Company hereby appoints the Depositary acting through any authorized officer thereof as its attorney-in-fact, with full power to delegate, for purposes of executing any agreements, certifications or other instruments or documents necessary or desirable in order to effect the acceptance of such Receipts for DTC eligibility. So long as the Receipts are eligible for book-entry settlement with DTC, unless otherwise required by law, all Depositary Shares to be traded on the New York Stock Exchange with book-entry settlement through DTC shall be represented by a single receipt (the “DTC Receipt”), which shall be deposited with DTC (or its designee) evidencing all such Depositary Shares and registered in the name of the nominee of DTC (initially expected to be Cede & Co.). The Depositary or such other entity as is agreed to by DTC may hold the DTC Receipt as custodian for DTC as may be instructed by Company. Ownership of beneficial interests in the DTC Receipt shall be shown on, and the transfer of such ownership shall be effected through, records maintained by (i) DTC or its nominee for such DTC Receipt or (ii) institutions that have accounts with DTC. If DTC subsequently ceases to make its book-entry settlement system available for the Receipts, the Company may instruct the Depositary regarding making other arrangements for book-entry settlement. In the event that the Receipts are not eligible for book-entry form, upon instruction from the Company, the Depositary shall provide written instructions to DTC to deliver to the Depositary for cancellation the DTC Receipt, and the Company shall instruct the Depositary to deliver to the beneficial owners of the Depositary Shares previously evidenced by the DTC definitive Receipts in physical form evidencing such Depositary Shares. Such definitive Receipts shall be in substantially the form annexed hereto as Exhibit A, with appropriate insertions, modifications and omissions, as hereafter provided.

The beneficial owners of Depositary Shares shall, except as stated above with respect to Depositary Shares in book-entry form represented by the DTC Receipt, be entitled to receive Receipts in physical, certificated form as herein provided.

The definitive Receipts shall be engraved or printed or lithographed on steel-engraved borders, with appropriate insertions, modifications and omissions, as hereinafter provided, if and to the extent required by any securities exchange on which the Receipts are listed. The DTC Receipt shall bear such legend or legends as may be required by DTC in order for it to accept the Depositary Shares for its book-entry settlement system. Pending the preparation of definitive Re-

ceipts or if definitive Receipts are not required by any securities exchange on which the Receipts are listed, the Depositary, upon the written order of the Company, delivered in compliance with Section 2.2 hereof, shall execute and deliver temporary Receipts which are printed, lithographed, typewritten, mimeographed or otherwise substantially of the tenor of the definitive Receipts in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the persons executing such Receipts may determine, as evidenced by their execution of such Receipts. If temporary Receipts are issued, the Company and the Depositary will cause definitive Receipts to be prepared without unreasonable delay. After the preparation of definitive Receipts, the temporary Receipts shall be exchangeable for definitive Receipts upon surrender of the temporary Receipts at the Depositary’s Office or at such other place or places as the Depositary shall determine, without charge to the holder. Upon surrender for cancellation of any one or more temporary Receipts, the Depositary shall execute and deliver in exchange therefor definitive Receipts representing the same number of Depositary Shares as represented by the surrendered temporary Receipt or Receipts. Such exchange shall be made at the Company’s expense and without any charge to the holder therefor. Until so exchanged, the temporary Receipts shall in all respects be entitled to the same benefits under this Deposit Agreement, and with respect to the Preferred Shares, as definitive Receipts.

Receipts shall be executed by the Depositary by the manual and/or facsimile signature of a duly authorized officer of the Depositary. No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose unless it shall have been executed in accordance with the foregoing sentence. The Depositary shall record on its books each Receipt so signed and delivered as hereinafter provided.

Receipts shall be in denominations of any number of whole Depositary Shares. The Company shall deliver to the Depositary from time to time such quantities of Receipts as the Depositary may request to enable the Depositary to perform its obligations under this Deposit Agreement.

Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Deposit Agreement as may be required by the Company or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Preferred Shares, the Depositary Shares or the Receipts may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject, all as directed by the Company.

Title to Depositary Shares evidenced by a Receipt which is properly endorsed or accompanied by a properly executed instrument of transfer shall be transferable by delivery with the same effect as in the case of a negotiable instrument; provided, however, that until transfer of a Receipt shall be registered on the books of the Depositary as provided in Section 2.3, the Depositary may, notwithstanding any notice to the contrary, treat the record holder thereof at such time as the absolute owner thereof for the purpose of determining the person entitled to distributions of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes.

SECTION 2.2. Deposit of Preferred Shares; Execution and Delivery of Receipts in Respect Thereof. Subject to the terms and conditions of this Deposit Agreement, the Company may from time to time deposit Preferred Shares under this Deposit Agreement by delivery to the Depositary of a certificate or certificates for the Preferred Shares to be deposited, properly endorsed or accompanied, if required by the Depositary, by a duly executed instrument of transfer or endorsement, in form satisfactory to the Depositary, together with (i) all such certifications or opinions as may be required by the Depositary in accordance with the provisions of this Deposit Agreement, including the resolutions of the Board of Directors of the Company, as certified by the Secretary or any Assistant Secretary of the Company on the date thereof as being as being complete, accurate and in effect, relating to issuance and sale of the Preferred Shares, (ii) a letter of counsel to the Company authorizing reliance on such counsel’s opinions delivered to the underwriters named therein relating to (A) the existence and good standing of the Company, (B) the due authorization of the Depositary Shares and the status of the Depositary Shares as validly issued, fully paid and non-assessable, and (C) the effectiveness of any registration statement under the Securities Act relating to the Depositary Shares, and (iii) a written letter of instruction of the Company or such holder, as the case may be, directing the Depositary to execute and deliver to, or upon the written order of, the person or persons stated in such order a Receipt or Receipts for the number of Depositary Shares representing such deposited Preferred Shares. Deposited Preferred Shares shall be held by the Depositary at the Depositary’s Office or at such other place or places as the Depositary shall determine. Upon receipt by the Depositary of a certificate or certificates for Preferred Shares deposited in accordance with the provisions of this Section, together with the other documents required as above specified, and upon recordation of the Preferred Shares on the books of the Company in the name of the Depositary or its nominee, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall execute and deliver, to or upon the order of the person or persons named in the written order delivered to the Depositary referred to in the first paragraph of this Section 2.2, a Receipt or Receipts for the whole number of Depositary Shares representing, in the aggregate, the Preferred Shares so deposited and registered in such name or names as may be requested by such person or persons. The Depositary shall execute and deliver such Receipt or Receipts at the Depositary’s Office or such other offices, if any, as the Depositary may designate. Delivery at other offices shall be at the risk and expense of the person requesting such delivery.

SECTION 2.3. Registration of Transfer of Receipts. Subject to the terms and conditions of applicable law and of this Deposit Agreement, the Depositary shall register on its books from time to time transfers of Receipts upon any surrender thereof by the holder in person or by a duly authorized attorney, agent or representative, properly endorsed or accompanied by a properly executed instrument of transfer including a guarantee of the signature thereon by a participant in a signature guarantee medallion program approved by the Securities Transfer Association (“Signature Guarantee”). Thereupon, the Depositary shall execute a new Receipt or Receipts evidencing the same aggregate number of Depositary Shares as those evidenced by the Receipt or Receipts surrendered and deliver such new Receipt or Receipts to or upon the order of the person entitled thereto.

SECTION 2.4. Split-ups and Combinations of Receipts; Surrender of Receipts and Withdrawal of Preferred Shares. Upon surrender of a Receipt or Receipts at the Depositary’s Office or at such other offices as it may designate for the purpose of effecting a split-up or combination of such Receipt or Receipts, and subject to the terms and conditions of applicable law and of this Deposit Agreement, the Depositary shall execute and deliver a new Receipt or Receipts in the authorized denomination or denominations requested, evidencing the aggregate number of Depositary

Shares evidenced by the Receipt or Receipts surrendered; provided, however, that the Depositary shall not issue any Receipt evidencing a fractional Depositary Share. Any holder of a Receipt or Receipts representing any number of whole Preferred Shares may (unless the related Depositary Shares have previously been called for redemption) withdraw the Preferred Shares and all money and other property, if any, represented thereby by surrendering such Receipt or Receipts at the Depositary’s Office or at such other offices as the Depositary may designate for such withdrawals and paying any unpaid amount due the Depositary. If such holder’s Depositary Shares are being held by DTC or its nominee pursuant to Section 2.1 hereof, such holder shall request withdrawal from the book-entry system of Receipts representing any number of whole Preferred Shares. Thereafter, without unreasonable delay, the Depositary shall deliver to such holder or to the person or persons designated by such holder as hereinafter provided the number of whole Preferred Shares and all money and other property, if any, represented by the Receipt or Receipts so surrendered for withdrawal, but holders of such whole Preferred Shares will not thereafter be entitled to deposit such Preferred Shares hereunder or to receive Depositary Shares therefor. If a Receipt delivered by the holder to the Depositary in connection with such withdrawal shall evidence a number of Depositary Shares in excess of the number of Depositary Shares representing the number of whole Preferred Shares to be so withdrawn, the Depositary shall at the same time, in addition to such number of whole Preferred Shares and such money and other property, if any, to be so withdrawn, deliver to such holder, or upon his order, a new Receipt evidencing such excess number of Depositary Shares; provided, however, that the Depositary shall not issue any Receipt evidencing a fractional Depositary Share.

Delivery of the Preferred Shares and money and other property being withdrawn may be made by the delivery of such certificates, documents of title and other instruments as the Depositary may deem appropriate, which, if required by the Depositary, shall be properly endorsed or accompanied by proper instruments of transfer.

If the Preferred Shares and the money and other property being withdrawn are to be delivered to a person or persons other than the record holder of the Receipt or Receipts being surrendered for withdrawal of Preferred Shares, such holder shall execute and deliver to the Depositary a written order so directing the Depositary and the Depositary may require that the Receipt or Receipts surrendered by such holder for withdrawal of such Preferred Shares be properly endorsed in blank or accompanied by a properly executed instrument of transfer in blank with a medallion guarantee.

Delivery of the Preferred Shares by the Depositary and delivery of the money and other property, if any, represented by Receipts surrendered for withdrawal by CSS shall be made by the Depositary at the Depositary’s Office, except that, at the request, risk and expense of the holder surrendering such Receipt or Receipts and for the account of the holder thereof, such delivery may be made at such other place as may be designated by such holder.

SECTION 2.5. Limitations on Execution and Delivery, Transfer, Surrender and Exchange of Receipts. As a condition precedent to the execution and delivery, registration of transfer, split-up, combination, surrender or exchange of any Receipt, the Depositary, any of the Depositary’s Agents or the Company may require payment to it of a sum sufficient for the payment (or, in the event that the Depositary or the Company shall have made such payment, the reimbursement to it) of any charges or expenses payable by the holder of a Receipt pursuant to Sections 3.2 and 5.7 hereof, may require the production of evidence satisfactory to it as to the identity and genuineness of any signature including a Signature Guarantee, and may also require compliance with such regulations, if any, as the Depositary or the Company may establish consistent with the provisions of this Deposit Agreement. The deposit of Preferred Shares may be refused, the delivery of Receipts against Preferred Shares may be suspended, the registration of transfer of Receipts may be refused and the registration of transfer, surrender or exchange of outstanding Receipts may be suspended (i) during any period when the register of shareholders of the Company is closed, or (ii) if any such action is deemed necessary or advisable by the Depositary, any of the Depositary’s Agents or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission or under any provision of this Deposit Agreement.

SECTION 2.6. Lost Receipts, etc. In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary in its reasonable discretion may execute and deliver a Receipt of like form and tenor in exchange and substitution for such mutilated Receipt, or in lieu of and in substitution for such destroyed, lost or stolen Receipt, upon (i) the filing by the holder thereof with the Depositary of evidence reasonably satisfactory to the Depositary of such destruction or loss or theft of such Receipt, of the authenticity thereof and of his or her ownership thereof, (ii) the furnishing of the Depositary with reasonable indemnification and the provision of an open penalty surety bond satisfactory to the Depositary and holding it and the Company harmless, and (iii) the payment of any reasonable expense (including reasonable fees, charges and expenses of the Depositary) in connection with such execution and delivery.

SECTION 2.7. Cancellation and Destruction of Surrendered Receipts. All Receipts surrendered to the Depositary or any Depositary’s Agent shall be cancelled by the Depositary. Except as prohibited by applicable law or regulation, the Company is authorized to destroy all Receipts so cancelled.

SECTION 2.8. Redemption of Preferred Shares. Whenever the Company shall be permitted and shall elect to redeem Preferred Shares in accordance with the provisions of the Company’s Amended and Restated Articles of Incorporation, it shall (unless otherwise agreed to in writing with the Depositary) give or cause to be given to the Depositary not less than 45 days notice of the date of such proposed redemption or exchange of Preferred Shares and of the number of such shares held by the Depositary to be so redeemed and the applicable redemption price, as set forth in the Amended and Restated Articles of Incorporation which notice shall be accompanied by a certificate from the Company stating that such redemption of Preferred Shares is in accordance with the provisions of the Company’s Amended and Restated Articles of Incorporation. On the date of such redemption, provided that the Company shall then have paid or caused to be paid in full to CSS the redemption price of the Preferred Shares to be redeemed, plus an amount equal to any accrued and unpaid dividends thereon to the date fixed for redemption, in accordance with the provisions of the Amended and Restated Articles of Incorporation the Depositary shall redeem the number of Depositary Shares representing such Preferred Shares. The Depositary shall mail notice of the Company’s redemption of Preferred Shares and the proposed simultaneous redemption of the number of Depositary Shares representing the Preferred Shares to be redeemed by first-class mail, postage prepaid, not less than 30 and not more than 60 days prior to the date fixed for redemption of such Preferred Shares and Depositary Shares (the “Redemption Date”) to the record holders of the Receipts evidencing the Depositary Shares to be so redeemed, at the address of such holders as they appear on the records of the Depositary; but neither failure to mail any such notice of redemption of Depositary Shares to one or more such holders nor any defect in any notice of redemption of Depositary Shares to one or more such holders shall affect the sufficiency of the proceedings for redemption as to the other holders. The Company will provide the Depositary with the informa tion necessary for the Depositary to prepare such notice and each such notice shall state: (i) the Redemption Date; (ii) the number of Depositary Shares to be redeemed and, if fewer than all the Depositary Shares held by any such holder are to be redeemed, the number of such Depositary Shares held by such holder to be so redeemed; (iii) the redemption price per Depositary Share; (iv) the place or places where Receipts evidencing Depositary Shares are to be surrendered for payment of the redemption price; and (v) that dividends in respect of the Preferred Shares represented by the Depositary Shares to be redeemed will cease to accrue on such Redemption Date and will bear no interest. In case fewer than all the outstanding Depositary Shares are to be redeemed, the Depositary Shares to be so redeemed shall be determined pro rata or by lot in a manner required by any exchange upon which the Depositary Shares are listed or as otherwise determined by the Board of Directors of the Company. Notice having been mailed by the Depositary as aforesaid, from and after the Redemption Date (unless the Company shall have failed to provide the funds necessary to redeem the Preferred Shares evidenced by the Depositary Shares called for redemption) (i) dividends on the Preferred Shares so called for redemption shall cease to accrue from and after such date, (ii) the Depositary Shares being redeemed from such proceeds shall be deemed no longer to be outstanding, (iii) all rights of the holders of Receipts evidencing such Depositary Shares (except the right to receive the redemption price) shall, to the extent of such Depositary Shares, cease and terminate and (iv) upon surrender of the Receipts evidencing any such Depositary Shares called for redemption in accordance with such redemption notice (properly endorsed or assigned for transfer, if the Depositary or applicable law shall so require), such Depositary Shares shall be redeemed by the Depositary at a redemption price per Depositary Share equal to the same fraction of the redemption price per share paid with respect to the Preferred Shares as the fraction each Depositary Share represents of a Preferred Shares plus the same fraction of all money and other property, if any, represented by such Depositary Shares, including all amounts paid by the Company in respect of dividends which on the Redemption Date have accumulated on the Preferred Shares to be so redeemed and have not theretofore been paid. Any funds deposited by the Company with CSS for any Depositary Shares that the holders thereof fail to redeem will, upon the written request of the Company, be returned to the Company after a period of five years from the date such funds are so deposited.

If fewer than all of the Depositary Shares evidenced by a Receipt are called for redemption, CSS will deliver to the holder of such Receipt upon its surrender to the Depositary, together with the redemption payment, a new Receipt evidencing the Depositary Shares evidenced by such prior Receipt and not called for redemption; provided, however, that the Depositary shall not issue any Receipt evidencing a fractional Depositary Share.

SECTION 2.9 CSS Bank Account Disclosure. The Company acknowledges that the bank accounts maintained by CSS in connection with the services provided under this Deposit Agreement will be in CSS’s name and that CSS may receive investment earnings in connection with the investments at CSS’s risk and for its benefit of funds held in those accounts from time to time.

ARTICLE III

CERTAIN OBLIGATIONS OF HOLDERS

OF RECEIPTS AND THE COMPANY

SECTION 3.1. Filing Proofs, Certificates and Other Information. Any holder of a Receipt may be required from time to time to file such proof of residence, or other matters or other information, to execute such certificates and to make such representations and warranties as the Depositary or the Company may reasonably deem necessary or proper or otherwise reasonably request. Subject to applicable law, the Depositary or the Company may withhold the delivery, or delay the registration of transfer, redemption or exchange, of any Receipt or the withdrawal or conversion of the Preferred Shares represented by the Depositary Shares evidenced by any Receipt or the distribution of any dividend or other distribution or the sale of any rights or of the proceeds thereof until such proof or other information is filed or such certificates are executed or such representations and warranties are made.

SECTION 3.2. Payment of Taxes or Other Governmental Charges. Holders of Receipts shall be obligated to make payments to CSS of certain charges and expenses, as provided in Section 5.7 hereof. Subject to applicable law, registration of transfer of any Receipt or any withdrawal of Preferred Shares and all money or other property, if any, represented by the Depositary Shares evidenced by such Receipt may be refused until any such payment due is made, and any dividends, interest payments or other distributions may be withheld or any part of or all the Preferred Shares or other property represented by the Depositary Shares evidenced by such Receipt and not theretofore sold may be sold for the account of the holder thereof (after attempting by reasonable means to notify such holder prior to such sale), and such dividends, interest payments or other distributions or the proceeds of any such sale may be applied to any payment of such charges or expenses, the holder of such Receipt remaining liable for any deficiency.

SECTION 3.3. Warranty as to Preferred Shares. The Company hereby represents and warrants that the Preferred Shares, when issued, will be duly authorized, validly issued, fully paid and nonassessable. Such representation and warranty shall survive the deposit of the Preferred Shares and the issuance of Receipts.

ARTICLE IV

THE DEPOSITED SECURITIES; NOTICES

SECTION 4.1. Cash Distributions. Whenever CSS shall receive any cash dividend or other cash distribution on Preferred Shares, CSS shall, subject to Sections 3.1 and 3.2 hereof, distribute to record holders of Receipts on the record date fixed pursuant to Section 4.4 hereof such amounts of such dividend or distribution as are, as nearly as practicable, in proportion to the respective numbers of Depositary Shares evidenced by the Receipts held by such holders; provided, however, that, in case the Company or CSS shall be required to withhold and shall withhold from any cash dividend or other cash distribution in respect of the Preferred Shares an amount on account of taxes or as otherwise required by law, regulation or court process, the amount made available for distribution or distributed in respect of Depositary Shares shall be reduced accordingly. In the event that the calculation of any such cash dividend or other cash distribution to be paid to any record holder on the aggregate number of Depositary Receipts held by such holder results in an amount which is a fraction of a cent, the amount CSS shall distribute to such record holder shall be rounded to the next highest whole cent if such fraction of a cent is equal to or greater than $.005; otherwise such fractional interest shall be disregarded; and, upon request of CSS, the Company shall pay the additional amount to CSS for distribution.

SECTION 4.2. Distributions Other than Cash, Rights, Preferences or Privileges. Whenever the Depositary

shall receive any distribution other than cash, rights, preferences or privileges upon Preferred Shares, the Depositary shall, subject to Sections 3.1 and 3.2 hereof, distribute to record holders of Receipts on the record date fixed pursuant to Section 4.4 hereof such amounts of the securities or property received by it as are, as nearly as may be practicable, in proportion to the respective numbers of Depositary Shares evidenced by the Receipts held by such holders, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution. If in the opinion of the Depositary such distribution cannot be made proportionately among such record holders, or if for any other reason (including any requirement that the Company or the Depositary withhold an amount on account of taxes) the Depositary deems (after consultation with the Company) such distribution not to be feasible, the Depositary may, with the approval of the Company, adopt such method as it deems equitable and practicable for the purpose of effecting such distribution, including the sale (at public or private sale) of the securities or property thus received, or any part thereof, at such place or places and upon such terms as it may deem equitable and appropriate. The net proceeds of any such sale shall, subject to Sections 3.1 and 3.2 hereof, be distributed or made available for distribution, as the case may be, by the Depositary to record holders of Receipts as provided by Section 4.1 in the case of a distribution received in cash.

SECTION 4.3. Subscription Rights, Preferences or Privileges. If the Company shall at any time offer or cause to be offered to the persons in whose names Preferred Shares are recorded on the books of the Company any rights, preferences or privileges to subscribe for or to purchase any securities or any rights, preferences or privileges of any other nature, the offering of such rights, preferences or privileges shall in each such instance be communicated to the Depositary and thereafter made available by the Depositary to the record holders of Receipts in such manner as the Depositary may determine, either by the issue to such record holders of warrants representing such rights, preferences or privileges or by such other method as may be approved by the Depositary in its discretion with the approval of the Company; provided, however, that (i) if at the time of issue or offer of any such rights, preferences or privileges the Depositary determines that it is not lawful or (after consultation with the Company) not feasible to make such rights, preferences or privileges available to holders of Receipts by the issue of warrants or otherwise, or (ii) if and to the extent so instructed by holders of Receipts who do not desire to execute such rights, preferences or privileges, then CSS, in its discretion (with approval of the Company, in any case where the Depositary has determined that it is not feasible to make such rights, preferences or privileges available), may, if applicable laws or the terms of such rights, preferences or privileges permit such transfer, sell such rights, preferences or privileges at public or private sale, at such place or places and upon such terms as it may deem proper. The net proceeds of any such sale shall, subject to Sections 3.1 and 3.2 hereof, be distributed by CSS to the record holders of Receipts entitled thereto as provided by Section 4.1 hereof in the case of a distribution received in cash. If registration under the Securities Act of the securities to which any rights, preferences or privileges relate is required in order for holders of Receipts to be offered or sold the securities to which such rights, preferences or privileges relate, the Company will file promptly a registration statement pursuant to the Securities Act with respect to such rights, preferences or privileges and securities and use its best efforts and take all steps available to it to cause such registration statement to become effective sufficiently in advance of the expiration of such rights, preferences or privileges to enable such holders to exercise such rights, preferences or privileges. In no event shall the Depositary make available to the holders of Receipts any right, preference or privilege to subscribe for or to purchase any securities unless and until it has received written notice from the Company that such registration statement shall have become effective, or that the offering and sale of such securities to such holders are exempt from registration under the provisions of the Securities Act and the Company shall have provided to the Depositary an opinion of counsel reasonably satisfactory to the Depositary to such effect.

If any other action under the laws of any jurisdiction or any governmental or administrative authorization, consent or permit is required in order for such rights, preferences or privileges to be made available to holders of Receipts, the Company will use its reasonable best efforts to take such action or obtain such authorization, consent or permit sufficiently in advance of the expiration of such rights, preferences or privileges to enable such holders to exercise such rights, preferences or privileges.

SECTION 4.4. Notice of Dividends, etc.; Fixing Record Date for Holders of Receipts. Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or if rights, preferences or privileges shall at any time be offered, with respect to Preferred Shares, or whenever the Depositary shall receive notice of any meeting at which holders of Preferred Shares are entitled to vote or of which holders of Preferred Shares are entitled to notice, or whenever the Depositary and the Company shall decide it is appropriate, the Depositary shall in each such instance fix a record date (which shall be the same date as the record date fixed by the Company with respect to or otherwise in accordance with the terms of the Preferred Shares) for the determination of the holders of Receipts who shall be entitled to receive such dividend, distribution, rights, preferences or privileges or the net proceeds of the sale thereof, or to give instructions for the exercise of voting rights at any such meeting, or who shall be entitled to notice of such meeting or for any other appropriate reasons.

SECTION 4.5. Voting Rights. Upon receipt of notice of any meeting at which the holders of Preferred Shares are entitled to vote, the Depositary shall, as soon as practicable thereafter, mail to the record holders of Receipts a notice which shall contain (i) such information as is contained in such notice of meeting and (ii) a statement that the holders may, subject to any applicable restrictions, instruct the Depositary as to the exercise of the voting rights pertaining to the amount of Preferred Shares represented by their respective Depositary Shares (including an express indication that instructions may be given to the Depositary to give a discretionary proxy to a person designated by the Company) and a brief statement as to the manner in which such instructions may be given. Upon the written request of the holders of Receipts on the relevant record date, the Depositary shall use its best efforts to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of whole Preferred Shares represented by the Depositary Shares evidenced by all Receipts as to which any particular voting instructions are received. The Company hereby agrees to take all action which may be deemed necessary by the Depositary in order to enable the Depositary to vote such Preferred Shares or cause such Preferred Shares to be voted. In the absence of specific instructions from the holder of a Receipt, the Depositary will not vote to the extent of the Preferred Shares represented by the Depositary Shares evidenced by such Receipt.

SECTION 4.6. Changes Affecting Deposited Securities and Reclassifications, Recapitalizations, etc. Upon any change in par value or liquidation preference, split-up, combination or any other reclassification of the Preferred Shares, or upon any recapitalization, reorganization, merger or consolidation affecting the Company or to which it is a party, the Depositary may in its discretion with the approval (not to be unreasonably withheld) of, and shall upon the instructions of, the Company, and (in either case) in such manner as the Depositary may deem equitable, (i) make such adjustments in the fraction of an interest in one share of Preferred Shares represented by one Depositary Share as may be necessary (as certified by the Company)

fully to reflect the effects of such change in par value or liquidation preference, split-up, combination or other reclassification of Preferred Shares, or of such recapitalization, reorganization, merger or consolidation and (ii) treat any securities which shall be received by the Depositary in exchange for or upon conversion of or in respect of the Preferred Shares as new deposited securities so received in exchange for or upon conversion or in respect of such Preferred Shares. In any such case, the Depositary may in its discretion, with the approval of the Company, execute and deliver additional Receipts or may call for the surrender of all outstanding Receipts to be exchanged for new Receipts specifically describing such new deposited securities. Anything to the contrary herein notwithstanding, holders of Receipts shall have the right from and after the effective date of any such change in par value or liquidation preference, split-up, combination or other reclassification of the Preferred Shares or any such recapitalization, reorganization, merger or consolidation to surrender such Receipts to the Depositary with instructions to convert, exchange or surrender the Preferred Shares represented thereby only into or for, as the case may be, the kind and amount of shares of stock and other securities and property and cash into which the Preferred Shares represented by such Receipts would have been converted or for which such Preferred Shares would have been exchanged or surrendered had such Receipt been surrendered immediately prior to the effective date of such transaction.

SECTION 4.7. Delivery of Reports. The Depositary shall furnish to holders of Receipts any reports and communications received from the Company which are received by the Depositary as the holder of Preferred Shares.

SECTION 4.8. List of Receipt Holders. Promptly upon request from time to time by the Company, the Depositary shall furnish to it a list, as of the most recent practicable date, of the names, addresses and holdings of Depositary Shares of all record holders of Receipts. The Company shall be entitled to receive such list four times annually.

ARTICLE V

THE DEPOSITARY, THE DEPOSITARY’S

AGENTS, THE REGISTRAR AND THE COMPANY

SECTION 5.1. Maintenance of Offices, Agencies and Transfer Books by the Depositary; Registrar. Upon execution of this Deposit Agreement, the Depositary shall maintain at the Depositary’s Office facilities for the execution and delivery, registration and registration of transfer, surrender and exchange of Receipts, and at the offices of the Depositary’s Agents, if any, facilities for the delivery, registration of transfer, surrender and exchange of Receipts, all in accordance with the provisions of this Deposit Agreement, provided that, to the extent provisions of this Deposit Agreement regarding transfer or registrar functions of the Depositary conflict with the terms of any transfer agency agreement into which the Company and the Depositary may enter, the transfer agency agreement shall control. The Depositary shall keep books at the Depositary’s Office for the registration and registration of transfer of Receipts, which books during normal business hours shall be open for inspection by the record holders of Receipts subject to applicable laws; provided that any such holder requesting to exercise such right shall certify to the Depositary that such inspection shall be for a proper purpose reasonably related to such person’s interest as an owner of Depositary Shares evidenced by the Receipts. Books kept hereunder by the Depositary may be maintained in electronic form.

The Depositary may close such books, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder.

The Depositary may, with the approval of the Company, appoint a Registrar for registration of the Receipts or the Depositary Shares evidenced thereby. If the Receipts or the Depositary Shares evidenced thereby or the Preferred Shares represented by such Depositary Shares shall be listed on one or more national securities exchanges, the Depositary will appoint a Registrar (acceptable to the Company) for registration of such Receipts or Depositary Shares in accordance with any requirements of such exchange. Such Registrar (which may be the Depositary if so permitted by the requirements of any such exchange) may be removed and a substitute registrar appointed by the Depositary upon the request or with the approval of the Company. If the Receipts, such Depositary Shares or such Preferred Shares are listed on one or more other stock exchanges, the Depositary will, at the request and at the expense of the Company, arrange such facilities for the delivery, registration, registration of transfer, surrender and exchange of such Receipts, such Depositary Shares or such Preferred Shares as may be required by law or applicable securities exchange regulation.

The Depositary may from time to time appoint Depositary’s Agents to act in any respect for the Depositary for the purposes of this Deposit Agreement and may at any time appoint additional Depositary’s Agents and vary or terminate the appointment of such Depositary’s Agents. The Depositary will notify the Company of any such action.

SECTION 5.2. Prevention of or Delay in Performance by the Depositary, the Depositary’s Agents, the Registrar or the Company. Neither the Depositary nor any Depositary’s Agent nor the Registrar nor the Company shall incur any liability to any holder of any Receipt if by reason of any provision of any present or future law, or regulation thereunder, of the United States of America or of any other governmental authority or, in the case of the Depositary, the Depositary’s Agent or the Registrar, by reason of any provision, present or future, of the Company’s Amended and Restated Articles of Incorporation or by reason of any act of God or war or other circumstance beyond the control of the relevant party, the Depositary, the Depositary’s Agent, the Registrar or the Company shall be prevented, delayed or forbidden from, or subjected to any penalty on account of, doing or performing any act or thing which the terms of this Deposit Agreement provide shall be done or performed; nor shall the Depositary, any Depositary’s Agent, the Registrar or the Company incur liability to any holder of a Receipt (i) by reason of any nonperformance or delay, caused as aforesaid, in the performance of any act or thing which the terms of this Deposit Agreement shall provide shall or may be done or performed, or (ii) by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement except, in the case of any such exercise or failure to exercise discretion not caused as aforesaid, if caused by the gross negligence or willful misconduct of the party charged with such exercise or failure to exercise.

SECTION 5.3. Obligation of the Depositary, the Depositary’s Agents, the Registrar and the Company. Neither the Depositary nor any Depositary’s Agent nor the Registrar nor the Company assumes any obligation or shall be subject to any liability under this Deposit Agreement or any Receipt to holders of Receipts other than for its gross negligence, willful misconduct or bad faith. Neither the Depositary nor any Depositary’s Agent nor the Registrar nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of the Preferred Shares, the Depositary Shares or the Receipts which in its reasonable opinion may involve it in expense or liability unless indemnity reasonably satisfactory to it against expense and liability be furnished as often as may be reasonably required.

Neither the Depositary nor any Depositary’s Agent nor the Registrar nor the Company shall be liable for any action or any failure to act by it in reliance upon the written advice of legal counsel or accountants, or information from any person presenting Preferred Shares for deposit, any holder of a Receipt or any other person believed by it in good faith to be competent to give such information. The Depositary, any Depositary’s Agent, the Registrar and the Company may each rely and shall each be protected in acting upon any written notice, request, direction or other document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

In the event the Depositary shall receive conflicting claims, requests or instructions from any holders of Receipts, on the one hand, and the Company, on the other hand, the Depositary shall be entitled to act on such claims, requests or instructions received from the Company, and shall be entitled to the full indemnification set forth in Section 5.6 hereof in connection with any action so taken.

The Depositary shall not be responsible for any failure to carry out any instruction to vote any of the Preferred Shares or for the manner or effect of any such vote made, as long as any such action or inaction is in good faith. The Depositary will indemnify the Company and hold the Company harmless from any loss, liability or expense (including the reasonable costs and expenses of defending itself) which arises from the Depositary’s negligence, willful misconduct or bad faith. The Depositary undertakes and any Registrar shall be required to undertake only such duties as specifically set forth herein and no implied covenants or obligations shall be read into this Deposit Agreement against the Depositary or Registrar. In no event shall the Depositary’s aggregate liability during the term of this Deposit Agreement with respect to, arising from, or arising in connection with this Deposit Agreement, or from all services provided or omitted to be provided under this Deposit Agreement, whether in contract, or in tort, or otherwise, exceed an amount equal to three (3) times the amounts paid by the Company to Depositary as fees and charges, but not including reimbursable expenses. The indemnification obligations of the Depositary set forth in this Section 5.3 hereof shall survive any termination of this Deposit Agreement and any succession of any Depositary.

The Depositary, its parent, affiliates or subsidiaries, the Depositary’s Agents and the Registrar may own, buy, sell and deal in any class of securities of the Company and its affiliates and in Receipts or Depositary Shares or become pecuniarily interested in any transaction in which the Company or its affiliates may be interested or contract with or lend money to any such person or otherwise act as fully or as freely as if it were not the Depositary, its parent, affiliate or subsidiary or the Depositary’s Agent or its Registrar hereunder. The Depositary may also act as trustee, transfer agent or registrar of any of the securities of the Company and its affiliates.

It is intended that neither the Depositary nor any Depositary’s Agent nor the Registrar, acting as the Depositary’s Agent or Registrar, as the case may be, shall be deemed to be an “issuer” of the securities under the federal securities laws or applicable state securities laws, it being expressly understood and agreed that the Depositary, any Depositary’s Agent and the Registrar are acting only in a ministerial capacity as Depositary or Registrar for the Preferred Shares.

Neither the Depositary (or its officers, directors, employees or agents) nor any Depositary’s Agent nor the Registrar makes any representation or has any responsibility as to the validity of the registration statement pursuant to which the Depositary Shares are registered under the Securities Act, the Preferred Shares, the Depositary Shares or the Receipts (except for its counter-

signatures thereon) or any instruments referred to therein or herein, or as to the correctness of any statement made therein or herein.

The Depositary assumes no responsibility for the correctness of the description that appears in the Receipts. Notwithstanding any other provision herein or in the Receipts, the Depositary makes no warranties or representations as to the validity or genuineness of any Preferred Shares at any time deposited with the Depositary hereunder or of the Depositary Shares, as to the validity or sufficiency of this Deposit Agreement, as to the value of the Depositary Shares or as to any right, title or interest of the record holders of Receipts in and to the Depositary Shares. The Depositary shall not be accountable for the use or application by the Company of the Depositary Shares or the Receipts or the proceeds thereof.

The Depositary shall not be liable for any incidental, indirect, special or consequential damages of any nature whatsoever, including, but not limited to, loss of anticipated profits, occasioned by breach of any provisions of this Deposit Agreement even if apprised of the possibility of such damages.

SECTION 5.4. Resignation and Removal of the Depositary; Appointment of Successor Depositary. The Depositary may at any time resign as Depositary hereunder by delivering notice of its election to do so to the Company, such resignation to take effect upon the appointment of a successor Depositary and its acceptance of such appointment as hereinafter provided. The Depositary may at any time be removed by the Company by notice of such removal delivered to the Depositary, such removal to take effect upon the appointment of a successor Depositary and its acceptance of such appointment as hereinafter provided.

In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall, within 60 days after the delivery of the notice of resignation or removal, as the case may be, appoint a successor Depositary, which shall be a bank or trust company having its principal office in the United States of America and having a combined capital and surplus of at least $50,000,000. If no successor Depositary shall have been so appointed and have accepted appointment within 60 days after delivery of such notice, the resigning or removed Depositary may at the expense of the Company petition any court of competent jurisdiction for the appointment of a successor Depositary. Every successor Depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor Depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor and for all purposes shall be the Depositary under this Deposit Agreement, and such predecessor, upon payment of all sums due it and on the written request of the Company, shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Preferred Shares and any moneys or property held hereunder to such successor, and shall deliver to such successor a list of the record holders of all outstanding Receipts and such records, books and other information in its possession relating thereto. Any successor Depositary shall promptly mail notice of its appointment to the record holders of Receipts.

Any corporation into or with which the Depositary may be merged, consolidated or converted shall be the successor of such Depositary without the execution or filing of any document or any further act, and notice thereof shall not be required hereunder. Such successor Depositary may authenticate the Receipts in the name of the predecessor Depositary or in the name of the successor Depositary.

SECTION 5.5. Corporate Notices and Reports. The Company agrees that it will deliver to the Depositary, and the Depositary will, promptly after receipt thereof, transmit to the record holders of Receipts, in each case at the addresses recorded in the Depositary’s books, copies of all notices and reports (including without limitation financial statements) required by law or by the rules of any national securities exchange upon which the Preferred Shares, the Depositary Shares or the Receipts are listed, to be furnished to the record holders of Receipts. Such transmission will be at the Company’s expense and the Company will provide the Depositary with such number of copies of such documents as the Depositary may reasonably request.

SECTION 5.6. Indemnification by the Company. The Company shall indemnify the Depositary, any Depositary’s Agent and the Registrar against, and hold each of them harmless from, any loss, liability or expense (including the reasonable costs and expenses of defending itself) which may arise out of acts performed or omitted in connection with this Deposit Agreement and the Receipts by the Depositary, any Registrar or any of their respective agents (including any Depositary’s Agent), except for any liability arising out of gross negligence, willful misconduct or bad faith on the respective parts of any such person or persons, subject to the provisions of Section 5.3, above. The obligations of the Company set forth in this Section 5.6 shall survive any termination of this Deposit Agreement or any succession of any Depositary or Depositary’s Agent.

SECTION 5.7. Charges and Expenses. The Company shall pay all transfer and other taxes and governmental charges arising solely from the existence of the depositary arrangements. The Company shall pay charges of the Depositary in connection with the initial deposit of the Preferred Shares and the initial issuance of the Depositary Shares, all withdrawals of the Preferred Shares by owners of Depositary Shares, and any redemption of the Preferred Shares at the option of the Company as set forth in the fee schedule. All other transfer and other taxes and governmental charges shall be at the expense of holders of Depositary Shares. If, at the request of a holder of Receipts, the Depositary incurs charges or expenses for which it is not otherwise liable hereunder, such holder will be liable for such charges and expenses. All other charges and expenses of the Depositary and any Depositary’s Agent hereunder (including, in each case, reasonable fees and expenses of counsel) incident to the performance of their respective obligations hereunder will be paid upon consultation and agreement between the Depositary and the Company as to the amount and nature of such charges and expenses. The Company agrees to pay all fees and reimbursable expenses within 30 days of the date of the respective billing notice, except for any fees or expenses that are subject to good faith dispute. In the event of such a dispute, the Company may only withhold that portion of the fee or expense subject to the good faith dispute. The Company shall settle such disputed amounts within five (5) business days of the day on which the parties agree on the amount to be paid by payment of the agreed amount. If no agreement is reached, then such disputed amounts shall be settled as may be required by law or legal process.

SECTION 5.8. Tax Compliance. CSS and, where applicable, the Depositary, on its own behalf and on behalf of the Company, will comply with all applicable certification, information reporting and withholding (including “backup” withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Depositary Shares or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Depositary Receipts or the Depositary Shares. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent. The Depositary shall comply with any direction received from the Company with respect to the application of such requirements to particular payments or holders or in other particular circumstances, and may for purposes of this Deposit Agreement rely on any such direction in accordance with the provisions of Section 5.3 hereof.

The Depositary shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available on request to the Company or to its authorized representatives.

ARTICLE VI

AMENDMENT AND TERMINATION

SECTION 6.1. Amendment. The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary in any respect which they may deem necessary or desirable; provided, however, that no such amendment (other than any change in the fees) which shall materially and adversely alter the rights of the holders of Receipts shall be effective unless such amendment shall have been approved by the holders of at least 66 2/3% of the Depositary Shares then outstanding. Every holder of an outstanding Receipt at the time any such amendment becomes effective shall be deemed, by continuing to hold such Receipt, to be bound by the Deposit Agreement as amended thereby. Notwithstanding the foregoing, in no event may any amendment impair the right of any holder of any Depositary Shares, upon surrender of the Receipts evidencing such Depositary Shares and subject to any conditions specified in this Deposit Agreement, to receive Preferred Shares and any money or other property, if any, represented thereby, except in order to comply with mandatory provisions of applicable law.

SECTION 6.2. Termination. This Deposit Agreement may be terminated by the Company (provided the consent of holders of a majority of the Depositary Shares has been obtained (such consent not to be unreasonably withheld, delayed or conditioned), at any time upon not less than 30 days’ prior written notice to the Depositary, in which case, on a date that is not later than 30 days after the date of such notice, the Depositary shall deliver or make available for delivery to holders of Depositary Shares, upon surrender of the Receipts evidencing such Depositary Shares, such number of whole or fractional Preferred Shares as are represented by such Depositary Shares. This Deposit Agreement will automatically terminate after (i) all outstanding Depositary Shares have been redeemed pursuant to Section 2.8 hereof, (ii) there shall have been made a final distribution in respect of the Preferred Shares in connection with any liquidation, dissolution or winding up of the Company and such distribution shall have been distributed to the holders of Depositary Receipts pursuant to Section 4.1 or 4.2 hereof, as applicable or (iii) each Preferred Share to which the Depositary Shares relate has been converted into securities of the Company which are not represented by the Depositary Shares. In the event that the transfer agency relationship in effect between the Company and the Depositary terminates, the Depositary will be deemed to resign automatically with acceptance of such resignation by the Company on the effective date of such termination and any required notice will be sent by the Company.

Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary, the Registrar and any Depositary’s Agent under Sections 5.6 and 5.7 hereof.

ARTICLE VII

MISCELLANEOUS

SECTION 7.1. Counterparts. This Deposit Agreement may be executed in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

SECTION 7.2. Exclusive Benefit of Parties. This Deposit Agreement is for the exclusive benefit of the parties hereto, and their respective successors hereunder, and shall not be deemed to give any legal or equitable right, remedy or claim to any other person whatsoever.

SECTION 7.3. Invalidity of Provisions. In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

SECTION 7.4. Notices. Any and all notices to be given to the Company hereunder or under the Receipts shall be in writing and shall be deemed to have been duly given if personally delivered or sent by mail, or by telegram or facsimile transmission confirmed by letter, addressed to the Company at:

M/I Homes, Inc.

3 Easton Oval, Suite 500,

Columbus, Ohio 43219,

Attn: General Counsel

Facsimile No.: (614) 418-8030

or at any other address of which the Company shall have notified the Depositary in writing.

Any and all notices to be given to the Depositary hereunder or under the Receipts shall be in writing and shall be deemed to have been duly given if personally delivered or sent by mail or by telegram or facsimile transmission confirmed by letter, addressed to the Depositary at the Depositary’s Office, at:

Computershare Trust Company, N.A.

c/o Computershare Shareholder Services, Inc.

150 Royall Street Canton, Massachusetts 02021

Attn: General Counsel

Facsimile No.: 781-575-4210

or at any other address of which the Depositary shall have notified the Company in writing.

Any and all notices to be given to any record holder of a Receipt hereunder or under the Receipts shall be in writing and shall be deemed to have been duly given if personally delivered or sent by mail, or by telegram or facsimile transmission confirmed by letter, addressed to such record holder at the address of such record holder as it appears on the books of the Depositary, or if such holder shall have filed with the Depositary a written request that notices intended for such holder be mailed to some other address, at the address designated in such request.

Delivery of a notice sent by mail or by telegram or facsimile transmission shall be deemed to be effected at the time when a duly addressed letter containing the same (or a confirma-

tion thereof in the case of a telegram or facsimile transmission) is deposited for mailing by first class mail, postage prepaid. The Depositary or the Company may, however, act upon any telegram or facsimile transmission received by it from the other or from any holder of a Receipt, notwithstanding that such telegram or facsimile transmission shall not subsequently be confirmed by letter or as aforesaid.

SECTION 7.5. Appointment of Registrar. The Company hereby also appoints the Depositary as Registrar in respect of the Receipts and the Depositary hereby accepts such appointment.

SECTION 7.6. Holders of Receipts are Parties. The holders of Receipts from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance of delivery thereof.

SECTION 7.7. Governing Law. THIS DEPOSIT AGREEMENT AND THE RECEIPTS AND ALL RIGHTS HEREUNDER AND THEREUNDER AND PROVISIONS HEREOF AND THEREOF SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS APPLICABLE TO CONTRACTS MADE IN AND TO BE PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

SECTION 7.8. Inspection of Deposit Agreement. Copies of this Deposit Agreement shall be filed with the Depositary and the Depositary’s Agent and shall be open to inspection during business hours at the Depositary’s office or respective offices of the Depositary’s Agent, if any, by any holder of a Receipt.

SECTION 7.9. Headings. The headings of articles and sections in this Deposit Agreement have been inserted for convenience only and are not to be regarded as a part of this Deposit Agreement or the Receipts or to have any bearing upon the meaning or interpretation of any provision contained herein or in the Receipts.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Depositary have duly executed this Agreement as of the day and year first above set forth, and all holders of Receipts shall become parties hereto by and upon acceptance by them of delivery of Receipts issued in accordance with the terms hereof.

M/I HOMES, INC.

By:
Name:
Title:

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:
Title:

COMPUTERSHARE SHAREHOLDER SERVICES, INC.

By:
Name:
Title:

EXHIBIT A

[FORM OF FACE OF RECEIPT]

NUMBER	SHARES

DR-[ ]	(CUSIP 5530513 200)
see reverse for certain definitions

THIS CERTIFICATE IS TRANSFERABLE

        IN NEW YORK, NY

[Logo]

RECEIPT FOR DEPOSITARY SHARES,

EACH REPRESENTING 1/1,000 OF A 9.75%

SERIES A PREFERRED SHARE

M/I HOMES, INC.

(INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO)

Computershare Trust Company, N.A., a national banking association duly organized and existing under the laws of the United States of America, and Computershare Shareholder Services, Inc., a Delaware corporation, with an office at the time of execution of the Deposit Agreement (as defined below) at 250 Royall Street, Canton, Massachusetts 02021, as Depositary (the “Depositary”), hereby certifies that                      is a registered owner of                              DEPOSITARY SHARES (“Depositary Shares”), each Depositary Share representing 1/1,000 of a 9.75% Series A Preferred Share, $.01 par value per share (the “Shares”), of M/I Homes, Inc., an Ohio corporation (the “Company”), on deposit with the Depositary, subject to the terms and entitled to the benefits of the Deposit Agreement dated as of March     , 2007 (the “Deposit Agreement”), among the Company, the Depositary and the holders from time to time of Receipts for Depositary Shares. By accepting this Receipt, the holder hereof becomes a party to and agrees to be bound by all the terms and conditions of the Deposit Agreement. This Receipt shall not be valid or obligatory for any purpose or be entitled to any benefits under the Deposit Agreement unless it shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized officer or, if a Registrar in respect of the Receipts (other than the Depositary) shall have been appointed, by the manual signature of a duly authorized officer of such Registrar.

Dated:
Countersigned and Registered:
COMPUTERSHARE TRUST COMPANY, N.A. Depositary and Registrar
By:

By:
SECRETARY

By:
PRESIDENT

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[FORM OF REVERSE OF RECEIPT]

M/I HOMES, INC.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER ON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSIONS AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE SHARES OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND, WITH RESPECT TO ANY PREFERRED OR SPECIAL CLASS IN A SERIES, THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT THEY HAVE BEEN SET AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.

The following abbreviations, when used in the inscription on the face of this Depositary Receipt, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common	UNIF GIFT MIN ACT – Uniform Gifts to Minors Act
TEN ENT —	tenants by the entireties	CUST Custodian
JT TEN —	as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

For Value Received,                              hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Depositary Shares represented by the within Depositary Receipt, and do hereby irrevocably constitute and appoint                          Attorney to transfer the said Depositary Shares on the books of the within named Depositary with full power of substitution in the premises.

Dated	Signed

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS DEPOSITARY RECEIPT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

By:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

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